SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-11115



                          Date of Report: July 1, 2007


                              GS CARBON CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                       20-5996486
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)

One Penn Plaza,  Suite 1612 New York, NY                                 10119
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 (Address of principal  executive
offices) (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01         COMPLETION OF DISPOSITION OF ASSETS

     On July 1, 2007 GS Carbon completed the sale to GS CleanTech Corporation of the capital stock of GS Carbon Trading, Inc. GS Carbon Trading owns capital stock in Sterling Planet, Inc., Terra Pass, Inc., Air Cycle Corporation, General Ultrasonics Corporation and General Carbonics Corporation.

     In exchange for the capital stock in GS Carbon Trading, GS CleanTech assumed liability to Cornell Capital Partners under certain Convertible Debentures in the principal amount of $1,125,000 issued by GS Carbon to Cornell Capital Partners. Cornell Capital Partners agreed to the transfer of liability and release of GS Carbon from liability under the Convertible Debentures in consideration of GS Carbon's agreement to permit Highgate House Funds, Ltd., an affiliate of Cornell Capital Partners, to purchase 20,000,000 shares of GS Carbon Corporation by cashless exercise of certain warrants issued by GS Carbon to Highgate House Funds.

     GS CleanTech is a subsidiary of GreenShift Corporation, which owned 85% of the equity in GS Carbon until June 30, 2007. The assignment of debt described above was a condition to the agreement under which GreenShift divested itself of ownership of GS Carbon.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

Pro Forma Financial Information showing the pro forma effect of the sale of GS Carbon Trading, Inc. - to be filed by amendment.

Exhibits

10-a Assignment and Assumption  Agreement  dated July 1, 2007 among GS CleanTech
     Corporation, GS Carbon Corporation and Cornell Capital Partners, L.P.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 16, 2007            GS CARBON CORPORATION

                                   By: /s/ Thomas Scozzafava
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                                           Thomas Scozzafava
                                           Chief Executive Officer